UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 19, 2014

Date of Report (date of earliest event reported)

MONTAGE TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36064	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Room A1601, Technology Building, 900 Yi Shan Road

Xuhui District, Shanghai, 200233

People’s Republic of China

(Address of registrant’s principal executive offices, including zip code)

Tel: (86 21) 6128-5678

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 19, 2014, Montage Technology Group Limited (the “Company”) received a letter (the “Letter”) from the NASDAQ Stock Market LLC (“NASDAQ”) indicating that NASDAQ has determined that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) due to its failure to file its Form 10-Q for the period ended June 30, 2014 with the Securities and Exchange Commission.

The Company disclosed in its Form 12b-25 Notification of Late Filing, filed on August 14, 2014, that its Form 10-Q for the period ended June 30, 2014 cannot be finalized until the completion of the audit committee’s review of allegations contained in reports issued by Gravity Research and the completion of the review of the Company’s financial statements for the period ended June 30, 2014.

As previously disclosed, pursuant to NASDAQ Listing Rule 5101, NASDAQ elected to exercise its discretionary authority to expedite the review process and requested that the Company submit a plan to regain compliance with NASDAQ’s requirements for continued listing no later than June 2, 2014. The Company’s plan, submitted on June 2, 2014 with a supplemental plan submitted on June 18, 2014, was accepted by NASDAQ on June 30 2014 and the Company was granted an exception until September 29, 2014 to regain compliance.

As a result of the delinquency of the Company’s Form 10-Q for the period ended June 30, 2014, the Company must submit an update to its plan to regain compliance with NASDAQ’s requirements for continued listing with respect to this filing requirement no later than September 3, 2014.

The Company plans to provide NASDAQ with an update to its plan to regain compliance by September 3, 2014 to show that it will be able to return to compliance with the NASDAQ Listing Rules by filing its Forms 10-K and 10-Q.

This current report on Form 8-K contains “forward-looking” statements about the Company’s plans, expectations and beliefs, including regarding the timing and anticipated filing of the Company’s 10-Q, the timing and completion of and determinations with respect to the Company’s audit and the audit committee’s review and anticipated financial results. Forward-looking statements can be identified by terminology such as “will”, “should”, “expects”, “anticipates”, “future”, “intends”, “plans”, “projects”, “predicts”, “believes”, “estimates”, “forecasts”, “may” and similar statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may differ materially from actual results due to a variety of factors, including if the audit committee, its advisors, or the Company’s independent auditors require additional time or procedures prior to completion of the Annual Report or the Quarterly Reports, or if the Company determines it requires additional time to complete and review the Annual Report on Form 10-K or the Quarterly Reports on Form 10-Q in light of any determinations from the ongoing review or otherwise, or other factors described under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update these statements as a result of new information or future events, except as may be required by law.

Item 8.01 Other Events.

On August 22, 2014, the Company issued a press release announcing its receipt of the Letter. A copy of the press release is attached as Exhibit 99.1 and is furnished herewith.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated August 22, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2014

Montage Technology Group Limited

/s/ Mark Voll
Mark Voll
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release dated August 22, 2014